                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                                             September 27, 1995


                         GOLD SECURITIES CORPORATION
           (Exact name of registrant as specified in its charter)


                                    IDAHO
               (State or other Jurisdiction of Incorporation)



       1-8958                                     91-1224178
 (Commission File No.)               (I.R.S. Employer Identification No.)


            One Kalisa Way, Suite 108, Paramus, New Jersey 07652
           (Address of principal executive offices)    (zip code)



      Registrant's telephone number including area code (201) 261-5234

     Item 4.   Changes in Registrant's Certifying Accountant

     On September 27, 1995, Terrence J. Dunne ("Dunne") resigned as Registrant's principal auditor. Dunne had been the principal auditor of Registrant since March 1995. Dunne's reports on the financial statements of Registrant for the fiscal year ended December 31, 1995 did not contain any adverse opinion, disclaimer of opinion, modification or qualification as to uncertainty, audit scope or accounting principles. During the time of his engagement there were no disagreements with Dunne on any matter of accounting principles and practices, financial statement disclosure, or audit scope and procedure, which disagreement if not resolved to the satisfaction of Dunne, would have caused him to make reference to the subject matter of the disagreement in connection with his report.

     On that same date Registrant's Board of Directors accepted Dunne's resignation and appointed Holtz Rubenstein & Co., LLP to be its principal independent auditors.

Item 7.   Exhibits.

     Letter dated September 28, 1995, from Dunne to the Securities and Exchange Commission.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         GOLD SECURITIES CORPORATION


                         By      /s/ Michael Nafash
                             ---------------------------
                             Michael Nafash, President


Date: September 27, 1995